Exhibit 10.3
Form 10-SB
Energytec, Inc.

            ASSIGNMENT AND BILL OF SALE OF OIL, GAS AND MINERAL LEASE
                                    INTEREST

STATE OF TEXAS        )
                      ss.     KNOW ALL MEN BY THESE PRESENTS;
COUNTY OF TITUS       )

     THAT, LEGEND OPERATING, LLC, whose address is Suite 201, 2611 Cedar Springs, Dallas, Texas 75201, hereinafter referred to as "Assignor" for Ten and no/Dollars ($10.00) and other good, serious and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, has SOLD, TRANSFERRED and ASSIGNED and does by these presents SELL, TRANSFER and ASSIGN unto ENERGYTEC, INC., whose address is Suite 550, 14785 Preston Road, Dallas, Texas 75254, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in and to the Oil, Gas, and Mineral leases, and lands described in Exhibit "A", attached hereto and made a part hereof for all purposes (collectively, the "Properties"), together with a like and interest in and to the following:

     A. All crude oil, crude oil in tanks, gas, casinghead gas, drip gasoline, natural gasoline, condensate in storage or in pipelines and all other liquid hydrocarbons and other minerals, together with the products obtained or processed therefrom, that may be extracted pr produced from or accruing or attributable to the Properties;

     B. All rents, issues, profits, proceeds, revenues and other income derived from the Properties;

     C. All of the presently existing operating agreements and oil and gas sales and processing contracts and agreements, options, leases of equipment or facilities, and all other contracts, agreements and instruments that relate to the Properties (or lands pooled or unitized therewith) or to the production of oil and gas from and attributable to the Properties (or lands pooled or unitized therewith);

     D. All permits, easements, licenses, servitudes, orders, surface leases, pooling and unitization agreements, options, leases of equipment or facilities, and all other contracts and agreements which are (1) appurtenant to the Properties, or (II) used or held for use in connection with the ownership or operation of the Properties or with the production, treatment, sale or disposal of hydrocarbons or associated substances therefrom; and

     E. All of the real, personal and mixed property located on the Properties or used in the operation thereof, whether located on or off the Properties (the "Related Assets"), including, without limitation, wells, well equipment, casing, tanks, crude oil, condensate or

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          products  in  storage or in  pipelines,  boilers,  buildings,  tubing, pumps, motors, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone and telegraph lines, roads, field processing plants and all other improvements used in the operation thereof.

The undivided interests set forth above in and to the Properties and the items described in paragraphs A, B, C, D, and E above shall be referred to herein as the "Subject Interests".

     TO HAVE AND TO HOLD the Subject Interests unto Assignee, its successors and assigns, forever, subject to the following terms and conditions:

     1. This Assignment and Bill of Sale is made by Assignor without warranty of title, either express or implied and is made subject to all terms, restrictions, and conditions of said Leases. Assignor hereby grants and transfers to Assignee and its successors and assigns the benefit of and the rights to enforce the covenants and warranties, if any, which Assignor may be entitled to enforce against Assignor's predecessors in title, with full rights of substitution and subrogation thereto. The Related Assets are assigned and received as is and where is, without any representation of warranty, express or implied, including, but not limited to, the warranties of merchantability, of fitness for a particular purpose, or of conformity to models or samples of materials.

     2. Assignee assumes full responsibility and liability, and does hereby indemnify and hold Assignor harmless for the plugging, replugging and abandonment of all present and future wells on the Interests, removing and disposing of all structures and equipment now or hereafter located on or comprising part of the Interests, the necessary and proper capping and burying of all flow lines now or hereafter located on or comprising a part of the Interests, restoring the leasehold premises of the Interests, and the necessary disposal of naturally occurring radioactive materials ("NORM"). Assignee shall conduct all plugging, replugging, abandonment, removal, disposal and restoration obligations in accordance with all applicable laws and regulations. In addition, Assignee assumes full responsibility and liability, and does hereby indemnify and hold Assignor harmless, for the following occurrences, events or activities on or related to the Interests, arising from the ownership or operation of the Interests on or after the Effective Time, being environmental pollution or contamination of the soil, ground water or air by oil, gas, condensate, distillate, other hydrocarbons, brine, NORM or otherwise, clean-up responses and the cost of remediation, control, assessment or compliance with respect to surface or subsurface pollution, disposal of any hazardous substances, wastes, materials and products generated by or used in connection with the ownership or operation or the Interests, and non-compliance with environmental and land use rules or regulations of appropriate state or federal regulatory agencies. Additionally, Assignee shall assume full responsibility and liability, and shall indemnify and hold Assignor harmless, for all liabilities, obligations and duties with

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          respect  to  ownership  and  operation  of  the  Interests   that  are
          attributable to periods on or after the Effective Time, including responsibility for the payment of all operating expenses and capital expenditures related to the Interests and attributable to the period on or after the Effective Time, responsibility for the performance for all expressed and implied obligations and covenants under the terms of any lease, other instruments in the chain of title, and all other contracts to which the Interests are subject arising on or after the Effective Time and responsibility for the payment of all royalties, overriding royalties, and other burdens or encumbrances for which the Interests are subject that are attributable to periods on or after the Effective Time.

     3. Seller's oil and other liquid hydrocarbons in the tanks above the pipeline connections as of the Effective Time hereof shall remain the property of Seller.

     4. Assignor will execute and deliver all such other and additional instruments, notices, releases and other documents and will do and perform all such other acts as may be necessary or advisable to assure to Assignee and its successors and assigns all of the rights and interests herein granted or intended to be granted.

     5. This Assignment and Bill of Sale shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

     IN WITNESS WHEREOF, this instrument is executed this 1st day of March, 2002 and effective the 1st day of March, 2002. ASSIGNOR:

                                          /s/ Jim Dyer
                                          Jim Dyer, Vice President
                                          Legend Operating, LLC

                                          ASSIGNEE:

                                          /s/ Frank W. Cole
                                          Frank W. Cole, President
                                          Energytec, Inc.

                                 ACKNOWLEDGMENT
State of Texas    )
                  ss.
County of Dallas  )

     BEFORE ME, the undersigned authority, on this day personally appeared Jim Dyer known to me to be the person whose name is subscribed to the foregoing instrument, as Jim Dyer of Legend Operating, LLC, a Texas Limited Liability Corporation, who acknowledged before me on this day that, being informed of the contents of the conveyance that he executed the same voluntarily for the purposes and consideration therein expressed, for and as the act and deed of said Corporation.

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      GIVEN UNDER MY HAND AND SEAL OF OFFICE, on this 1st day of March, 2002.

[Notary Seal]                             /s/ Brooks M. Freeman
                                          Notary Public, State of Texas

     IN WITNESS WHEREOF, this instrument is executed this 13 day of March, 2002 and effective the 1st day of March, 2002.

                                 ACKNOWLEDGMENT
State of Texas    )
                  ss.
County of Dallas  )

     BEFORE ME, the undersigned authority, on this day personally appeared Frank
W. Cole known to me to be the person whose name is subscribed to the foregoing instrument, as Frank W. Cole of Energytec, Inc., a Nevada Corporation, who acknowledged before me on this day that, being informed of the contents of the conveyance that he executed the same voluntarily for the purposes and consideration therein expressed, for and as the act and deed of said Corporation.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE, on this 13 day of March, 2002.

[Notary Seal]                             /s/ Brooks M. Freeman
                                          Notary Public, State of Texas




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                                                                     Page 1 of 6

                                   EXHIBIT "A"

To that certain Assignment and Bill of Sale from Legend Operating, LLC to Energytec, Inc.

It is the intent to convey all interest in tracts herein described whether or not all the leases are individually described herein.

Following is a description of the Oil, Gas, and Mineral leases covering 1,462 acres of land, more or less, situated in Trix-Liz Field Area, Titus County,
Texas:

     1. Lease dated October 29, 1997, from Gladys A. Grimsley, et vir, et al to MODOC Energy Co., 160 acres more or less being all of the William Porter Survey, A-448, recorded in volume 1064, at Page 056, Deed Records, Titus County, Texas.


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                                                                     Page 2 of 6

                                   EXHIBIT "A"

Lease No:         PN 414186 - Bankhead; PN 566252 - Hoffman-Bankhead-Trix-Liz
                  Unit; and PN 898360 - Woodbine "C" Zone Unit
                  963809
Lessor:           W.T. Bankhead, et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/02/54
                  Book: 215
                  Page: 151

Description of Property:   160 acres more or less being all of the Wm. R. Porter
                           Survey, Abstract No. 448 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 566252 - Hoffman-Bankhead-Trix Liz Unit and
                  PN 898360 - Woodbine "C" Zone Unit
                  963808
Lessor:           A.C. Hoffman, et al
Lessee:           American Liberty Oil Company
Recording Data:   Date: 12/03/54
                  Book: 214
                  Page: 140

Description of Property:   160 acres more or less being all of the John Prather
                           Survey, Abstract No. 454 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 898360 - Woodbine "C" Zone Unit and PN 840821 - Hoffman
                  et al
                  963806
Lessor:           A.C. Hoffman, Jr. et al
Lessor:           R.E. Moore
Recording Data:   Date: 01/05/56
                  Book: 222
                  Page: 149

Description of Property:   640 acres more or less being all of the B.B.B. &
                           C.R.R. Survey 207, Abstract 74 limited from the surface down to a depth of 5000'.

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                                                                     Page 3 of 6
Lease No:         PN 917180 - Hoffman-Bankhead SWDS
                  RW3392
Grantor:          John D. Byram and Joy Scott
Grantee:          Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 295

Description of Property:   Right of way  covering  one acre more or less being
                           described as follows:

                    Start at the Southwest comer of 3. Prather Survey, Abstract 454, which is also the Southwest comer of A.C. Hoffman called 160 acre tract, same being the Northwest comer of William R. Porter Abstract 448 Survey, all in the East line of A. Belcher Abstract 646 Survey; THENCE East 1152 feet and North 1389 feet to the point of beginning, the Southwest comer of the herein described one acre; THENCE N 208.7' the northwest comer hereof; THENCE E 208.7' the northeast comer hereof; THENCE S 208.7' the southeast comer hereof; THENCE W 208.7' to the point of beginning containing one acre, all out of the J. Prather Survey, Abstract 454.

Lease No:         RW 901257
Lessor:
Lessee:           Sun DX Oil Company
Recording Data:   Date: 3/26/63
                  Book:
                  Page:

Description of Property:  Right of way covering from SE comer of John Prather
                          Survey along the easterly boundary of Survey along the easterly boundary of Survey a portion of land 30 feet wide and 777 feet long, (approximately 48 rods long).

Lease No.:        PN - 898360 - Woodbine "C" Zone Unit
                  963807
Lessor:           J.T. Williams, III et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/22/58
                  Book: 244
                  Page: 68

Description of Property:  160 acres more or less being the W/2 of the E.C.
                          Beasley Survey, Abstract No. 52 limited from the surface down to a depth of 5000'.

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                                                                     Page 4 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  963807-001
Lessor:           Imogene Stuart Butler et al
Lessee:           F.D. Prince
Recording Data:   Date: 03/02/56
                  Book: 224
                  Page: 13

Description of Property:  Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-004
Lessor:           Bessie Welch, et vir
Lessee:           L.A. Pinkston and Fred Prince
                  Date: 02/24/56
                  Book: 223
                  Page: 519

Description of Property:  Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-005
Lessor:           B.B. Tankel
Lessee:           Alford M. Flanagen
Recording Data:   Date: 02/20/56
                  Book: 246
                  Page: 133

Description of Property:  Same as next above.

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                                                                     Page 5 of 6
Lease No:         PH 898360 - Woodbine "C" Zone Unit
                  963807-002
Lessor:           Bud Lewis, et ux
Lessee:           John B. Stephens, Jr.
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 497

Description of Property:  84.5 acres, more or less, being described as follows:

                    BEGINNING at the SW comer of said Beasley Survey, a stake in the EB line of the J. Malsy Survey; THENCE NORTH with said line and EB line of the W.R. Porter Survey, 5868 feet to a stake, the NW comer of said Beasley Survey and the SW comer of BBB & C Ry Co. Survey No. 207; THENCE EAST with the EB line of said Beasley Survey and EB line of the BBB & C Ry Co. Survey, 985 feet to a stake in said line; THENCE SOUTH 3526 feet to a stake; THENCE WEST 376 feet to a stake; THENCE SOUTH 340 feet to the SB line of said Beasley Survey; THENCE WEST 609 feet to the place of beginning, containing
                    84.5 acres of land, more or less, and being the same land described in a deed from G.R. Fry et us to Bud Lewis et ux, dated November 27, 1948, recorded in Vol. 164, Page 9 of the Titus County Deed Records, reference to which is here made for all purposes, limited from the surface down to a depth of 5000 feet.

Lease No:         PH 898360- Woodbine "C" Zone Unit
                  963807-003
Lessor:           G.R. Fry, et ux
Lessee:           John B. Stephens
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 499

Description of Property:     75.5  acres,  more or less,  being the W/160  acres
                       of land of the E.C. Beasley Survey, Abstract No. 52, less and except the West 84.5 acres of the W1160 acres of the E.C. Beasley Survey, Abstract No. 52 as described in that certain Amendment to Oil, Gas and Mineral Lease dated July 7, 1959 from Bud Lewis et ux as Lessor to John B. Stephens, Jr. as Lessee, recorded in Volume 250, Page 187 in the Deed Records of Titus County, Texas; limited from the surface down to a depth of 5000 feet.

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                                                                     Page 6 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  977959
Lessor:           Laura H. Beall, et al
Lessee:           Sun Oil Company
Recording Data:   Date: 01/27/69
                  Book: 348
                  Page: 277

Description of Property:     20  acres  more  or less  being  a part  of Ed.  C.
                       Beasley Survey, A-32, Titus County, Texas, beginning at SW comer of said Survey; THENCE N. 2344 Vrs; THENCE E.
                       713.02  Vrs.  to the true point of  beginning;  THENCE E.
                       237.6  Vrs;  THENCE 5.  475.20  Vrs.;  THENCE  W.  237.60
                       Vrs.; THENCE N. 475.20 Vrs. to the point of beginning, from the subsurface depth of 3600 feet down to 3710 feet.

Lease No:         PN -913148 - TRIX-LIZ OIL FAC
                  SL307766/RW3391
Lessor:           John D. Byram and Joy Scott
Lessee:           Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 293

Description of Property:   Surface Lease Agreement covering the following land,
                           to-wit: Being a 3.2396 acre tract out of the J.
                           Prather Survey, Abstract 454, Titus County, Texas and being more particularly described as follows:

                    BEGINNING at the southwest comer of said J. Prather Survey, thence N 88(degree) 32' 18" E -1431.63 feet to a point in the south line of said survey; THENCE North 343.40 feet to the beginning point of said 1.2396 acre tract; THENCE North 33(degree) 20' W 180 feet to a point; THENCE N 56(degree) 40' E 300 feet to a point; THENCES 33(degree) 20' E 180 feet to a point; THENCE S 56(degree) 40' W 300 feet to the point of beginning and containing 1.2396 acres.


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